UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 28, 2009
ENTERPRISE GP HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-32610 (Commission File Number)	13-4297064 (I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor Houston, Texas 77002 (Address of Principal Executive Offices, including Zip Code)
(713) 381-6500
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     Enterprise GP Holdings, L.P. (“EPE”) owns Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP”), a Delaware limited liability company and the general partner of TEPPCO Partners L.P., a Delaware limited partnership (“TEPPCO”), and owns Enterprise Products GP, LLC (“EPD GP”), a Delaware limited liability company and the general partner of Enterprise Products Partners L.P., a Delaware limited partnership (“Enterprise”). EPE also owns limited partner interests in each of TEPPCO and Enterprise. The following summarizes certain agreements entered into by EPE, Enterprise, TEPPCO and their affiliates regarding certain proposed mergers of TEPPCO GP and TEPPCO with subsidiaries of Enterprise, and related transactions.
MLP Merger Agreement
     Enterprise has entered into an Agreement and Plan of Merger, dated as of June 28, 2009 (the “MLP Merger Agreement”), by and among Enterprise, EPD GP, Enterprise Sub B LLC, a Delaware limited liability company and a wholly owned subsidiary of Enterprise (“Merger Sub B”), TEPPCO and TEPPCO GP. Pursuant to the MLP Merger Agreement, Enterprise will acquire all of the outstanding limited partner interests in TEPPCO and Merger Sub B will merge with and into TEPPCO, with TEPPCO surviving the merger as a wholly owned subsidiary of Enterprise (the “MLP Merger”).
     Under the terms of the MLP Merger Agreement, all outstanding TEPPCO units, other than 3,645,509 TEPPCO units (the “Designated Units”) owned by an affiliate of EPCO, Inc. (“EPCO”), a private company controlled by Dan L. Duncan, will be cancelled and converted into the right to receive Enterprise common units based on an exchange rate of 1.24 Enterprise common units per TEPPCO unit. The Designated Units will be converted, based on the 1.24 exchange rate, into the right to receive 4,520,431 Enterprise Class B Units (the “Class B Units”). The Class B Units will not be entitled to regular quarterly cash distributions of Enterprise for sixteen quarters following the closing of the MLP Merger. The Class B Units will convert automatically into Enterprise common units on the date immediately following the payment date for the sixteenth distribution following the closing of the MLP Merger. No fractional Enterprise common units will be issued in the MLP Merger, and TEPPCO unitholders will, instead, receive cash in lieu of fractional Enterprise common units, if any.
     The MLP Merger Agreement contains customary representations and warranties and covenants by each of the parties. Completion of the merger is conditioned upon, among other things: (1) approval of the MLP Merger Agreement by a majority of outstanding TEPPCO unitholders and the approval of at least a majority of the votes cast by TEPPCO unitholders (other than certain named unitholders who are affiliates of EPCO or officers and directors of TEPPCO GP, Enterprise and EPE) (the “Unaffiliated TEPPCO Unitholders”), (2) the absence of certain legal impediments prohibiting the transactions, (3) applicable regulatory approvals, including the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (4) approval for the listing of the Enterprise common units to be issued in connection with the MLP Merger on the New York Stock Exchange, (5) the effectiveness of a registration statement on Form S-4 relating to the Enterprise common units to be issued in the MLP Merger, (6) the consummation of the transactions contemplated by the GP Merger Agreement (as defined below) and (7) the receipt of certain tax opinions.
     The MLP Merger Agreement contains provisions granting both Enterprise and TEPPCO the right to terminate the MLP Merger Agreement for certain reasons, including, among others, (1) if the MLP Merger has not occurred on or before December 31, 2009, and (2) the failure of TEPPCO to obtain approval of the MLP Merger Agreement by the affirmative vote or consent of (a) TEPPCO unitholders holding at least a majority of the outstanding TEPPCO units and (b) the Unaffiliated TEPPCO Unitholders (as defined in the MLP Merger Agreement) holding at least a majority of the outstanding TEPPCO units that are actually voted for or against the proposal to approve the MLP Merger Agreement by the Unaffiliated TEPPCO Unitholders.
GP Merger Agreement
     In addition to the MLP Merger Agreement, Enterprise has entered into an Agreement and Plan of Merger, dated as of June 28, 2009 (the “GP Merger Agreement”), by and among Enterprise, EPD GP, Enterprise Sub A LLC, a Delaware limited liability company and wholly owned subsidiary of Enterprise (“Merger Sub A”), TEPPCO and TEPPCO GP. Pursuant to the GP Merger Agreement, Enterprise will acquire 100% of the limited liability company interests in TEPPCO GP (the “TEPPCO GP Interests”) and Merger Sub A will be merged with and into TEPPCO GP, with TEPPCO GP surviving the merger as a wholly owned subsidiary of Enterprise (the “GP Merger,” and, together with the MLP Merger, the “Mergers”).
     Under the terms of the GP Merger Agreement, EPE , the owner of the TEPPCO GP Interests, will receive 1,331,681 Enterprise common units and an increase in the capital account of EPD GP to maintain EPD GP’s two percent general partner interest in Enterprise. EPD GP is a wholly owned subsidiary of EPE.
     The GP Merger Agreement contains customary representations and warranties and covenants by each of the parties. Completion of the GP Merger is conditioned upon, among other things: (1) the absence of certain legal impediments prohibiting the transactions, (2) applicable regulatory approvals, including the termination or expiration of the applicable waiting period under the HSR Act, and (3) the conditions precedent contained in the MLP Merger Agreement having been satisfied.
     The GP Merger Agreement contains provisions granting both Enterprise and TEPPCO the right to terminate the GP Merger Agreement for certain reasons, including, among others, if the GP Merger does not occur on or before December 31, 2009.
Support Agreement
     In connection with the MLP Merger Agreement, Enterprise entered into a Support Agreement, dated as of June 28, 2009 (the “Support Agreement”), by and among Enterprise, on one hand, and EPE, DD Securities LLC, DFI GP Holdings, L.P., Dan Duncan Family Interests, Inc., Duncan Family 2000 Trust and Dan L. Duncan, on the other hand (collectively, the “Duncan Unitholders”). Pursuant to the Support Agreement, the Duncan Unitholders, who directly own 16,691,550 TEPPCO units, agreed to vote their TEPPCO units in favor of the adoption of the MLP Merger Agreement at any meeting of the TEPPCO unitholders. EPE also acknowledged and agreed to the vote its member interests in TEPPCO GP by written consent at this time in favor of the GP Merger Agreement. In addition, Duncan Family Interests, Inc. (“DFI”), a wholly owned subsidiary of EPCO, agreed and consented to the receipt of the Class B Units pursuant to the MLP Merger Agreement in lieu of Enterprise common units as consideration for the Designated Units.
Memorandum of Understanding
     On April 29, 2009, Peter Brinckerhoff and Renee Horowitz, as Attorney in Fact for Rae Kenrow, purported unitholders of TEPPCO, filed separate complaints in the Court of Chancery of New Castle County in the State of Delaware (the “Court”), as putative class actions on behalf of other unitholders of TEPPCO, concerning a proposal made by Enterprise to TEPPCO GP, to acquire all of the partnership interests of TEPPCO (the “Proposed Merger”). On May 11, 2009, these actions were consolidated into the Brinckerhoff class action, entitled Texas Eastern Products Pipeline Company, LLC Merger Litigation, C.A. No. 4548-VCL. The initial proposal made at this time was an exchange of 1.043 Enterprise common units and $1 in cash for each TEPPCO unit. The complaints named as defendants Enterprise; EPD GP; TEPPCO GP; the directors of TEPPCO GP; EPCO; and Dan L. Duncan.
     The complaints allege, among other things, that the terms of the Proposed Merger were grossly unfair to TEPPCO’s unitholders, that Mr. Duncan and other defendants who control TEPPCO had acted to drive down the price of TEPPCO’s units and that the Proposed Merger was an attempt to extinguish, without consideration and without adequate information for TEPPCO’s unitholders, a separate derivative action that previously had been filed on behalf of TEPPCO by Peter Brinckerhoff against Enterprise; EPD GP and certain of its affiliates; EPCO; Dan L. Duncan; TEPPCO GP; and certain of TEPPCO GP’s current and former directors. The complaints further allege that the process through which a special committee of the Audit, Conflicts and Governance Committee of TEPPCO GP (the “Special Committee”) was appointed to consider the Proposed Merger is contrary to the spirit and intent of TEPPCO’s partnership agreement and constitutes a breach of the implied covenant of fair dealing.
     On June 28, 2009, the parties entered into a Memorandum of Understanding (“MOU”) in connection with a proposed settlement of the class action and the derivative action. Pursuant to the MOU, the board of directors of TEPPCO GP will recommend to TEPPCO unitholders that they approve the adoption of the MLP Merger Agreement and take all necessary steps to seek unitholder approval for the MLP Merger as soon as practicable. Pursuant to the MOU, approval of the Mergers will require, in addition to votes required under the TEPPCO partnership agreement, the affirmative vote of at least a majority of the votes cast by holders of outstanding TEPPCO units, excluding those held by defendants to the derivative actions and their affiliates. The MOU further provides that the derivative action was considered by the Special Committee to be a significant asset of TEPPCO for which fair value was obtained in the merger consideration.

     The MOU contemplates that the parties will enter into a stipulation of settlement within 30 days from the date of the MOU. The stipulation of settlement will be subject to customary conditions, including Court approval. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the MOU may be terminated. Plaintiffs’ agreement to settle the derivative action and merger litigation, including their agreement to the fairness of the proposed terms and process of the Mergers negotiations is subject to (a) the drafting and execution of the stipulation of settlement and other such documentation as may be required to obtain final Court approval and dismissal of the actions, (b) satisfactory confirmatory discovery confirming the fairness of the Mergers, (c) Court approval and the mailing of the notice of settlement which sets forth the terms of settlement to TEPPCO unitholders, (d) consummation of the Mergers and (e) final Court certification and approval of the settlement and dismissal of the actions.
Cautionary Statements
     The foregoing descriptions of the MLP Merger Agreement, the GP Merger Agreement, the Support Agreement and the Memorandum of Understanding are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.
     The merger agreements are filed herewith to provide investors with information regarding their terms and are not intended to provide any other factual information about EPE, Enterprise or TEPPCO. In particular, the assertions embodied in the representations and warranties contained in the merger agreements are as of specified dates and were made only for purposes of such merger agreements. Such representations and warranties are solely for the benefit of the parties to the merger agreements, and may be subject to limitations agreed between the parties, including being qualified by information contained in the disclosure letters exchanged between the parties in connection with the execution of the merger agreements that may modify and create exceptions to the representations and warranties set forth in the merger agreements. Moreover, certain representations and warranties in the merger agreements were used for the purpose of allocating risk among the parties thereto, rather than establishing matters as facts. Accordingly, they should not be related upon as statements of factual information. Investors are not third-party beneficiaries under the merger agreements and should not rely on the representations and warranties in the merger agreements as characterizations of the actual state of facts about EPE, Enterprise or TEPPCO. None of the representations and warranties contained in the merger agreements will have any legal effect among the parties to the merger agreements after the closing of the mergers.
Forward Looking Statements
     This current report on Form 8-K includes “forward-looking statements” as defined by the SEC. All statements, other than statements of historical fact, included herein that address activities, events or developments that EPE, Enterprise or TEPPCO expect, believe or anticipate will or may occur in the future, including anticipated benefits and other aspects of the proposed Mergers, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by unitholders and regulatory agencies, the possibility that the anticipated benefits from the proposed Mergers cannot be fully realized, the possibility that costs or difficulties related to integration of the two companies will be greater than expected, the impact of competition and other risk factors included in the reports filed with the SEC by EPE, Enterprise and TEPPCO. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Except as required by law, neither EPE, Enterprise nor TEPPCO intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
Important Information and Where to Find It
     In connection with the proposed MLP Merger, a registration statement of Enterprise, which will include a prospectus of Enterprise and a proxy statement of TEPPCO and other materials, will be filed with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/ PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENTERPRISE, TEPPCO AND THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to security holders of TEPPCO seeking their approval of the proposed MLP Merger. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about Enterprise and TEPPCO, without charge, at the SEC’s website at www.sec.gov. Copies of the registration statement and the definitive proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free by directing a request to: (i) Investor Relations: Enterprise Products Partners L.P., (866) 230-0745, or (ii) Investor Relations, TEPPCO Partners, L.P., (800) 659-0059.
     TEPPCO, its general partner and the directors and management of their general partner may be deemed to be “participants” in the solicitation of proxies from TEPPCO’s security holders in respect of the proposed MLP Merger. INFORMATION ABOUT THESE PERSONS CAN BE FOUND IN TEPPCO’S 2008 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT STATEMENTS OF CHANGES IN BENEFICIAL OWNERSHIP ON FILE WITH THE SEC. ADDITIONAL INFORMATION ABOUT THE INTERESTS OF SUCH PERSONS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED MERGER WILL BE INCLUDED IN THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS TO BE FILED WITH THE SEC.

Item 8.01	Other Events.
     On June 29, 2009, EPE, Enterprise and TEPPCO issued a joint press release relating to the mergers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release contains statements intended as “forward looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Agreement and Plan of Merger, dated as of June 28, 2009, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub B LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC (Incorporated by reference from Exhibit 10.1 to the Form 8-K filed by Enterprise Products Partners L.P. on June 29, 2009)

10.2
Agreement and Plan of Merger, dated as of June 28, 2009 by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub A LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC (Incorporated by reference from Exhibit 10.2 to the Form 8-K filed by Enterprise Products Partners L.P. on June 29, 2009)

10.3
Support Agreement, dated as of June 28, 2009, by and among Enterprise Products Partners L.P., Enterprise GP Holdings L.P., DD Securities LLC, DFI GP Holdings, L.P., Duncan Family Interests Inc., Duncan Family 2000 Trust and Dan L. Duncan. (Incorporated by reference from Exhibit 10.1 to the Form 8-K filed by Enterprise Products Partners L.P. on June 29, 2009)

10.4	Memorandum of Understanding, dated June 28, 2009 (Incorporated by reference from Exhibit 10.2 to the Form 8-K filed by Enterprise Products Partners L.P. on June 29, 2009)

99.1	Press Release dated June 29, 2009 (Incorporated by reference from Exhibit 99.1 to the Form 8-K filed by Enterprise Products Partners L.P. on June 29, 2009)
With respect to exhibits incorporated by reference to any Exchange Act filings by Enterprise Products Partners, L.P., the Commission file number for Enterprise is 1-14323.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.
	By:	EPE HOLDINGS, LLC,
its General Partner

Date: June 29, 2009	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of EPE Holdings, LLC

Exhibit Index

Exhibit No.	Description

10.1
Agreement and Plan of Merger, dated as of June 28, 2009, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub B LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC (Incorporated by reference from Exhibit 10.1 to the Form 8-K filed by Enterprise Products Partners L.P. on June 29, 2009)

10.2
Agreement and Plan of Merger, dated as of June 28, 2009 by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub A LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC (Incorporated by reference from Exhibit 10.2 to the Form 8-K filed by Enterprise Products Partners L.P. on June 29, 2009)

10.3
Support Agreement, dated as of June 28, 2009, by and among Enterprise Products Partners L.P., Enterprise GP Holdings L.P., DD Securities LLC, DFI GP Holdings, L.P., Duncan Family Interests Inc., Duncan Family 2000 Trust and Dan L. Duncan. (Incorporated by reference from Exhibit 10.1 to the Form 8-K filed by Enterprise Products Partners L.P. on June 29, 2009)

10.4	Memorandum of Understanding, dated June 28, 2009 (Incorporated by reference from Exhibit 10.2 to the Form 8-K filed by Enterprise Products Partners L.P. on June 29, 2009)

99.1	Press Release dated June 29, 2009 (Incorporated by reference from Exhibit 99.1 to the Form 8-K filed by Enterprise Products Partners L.P. on June 29, 2009)
With respect to exhibits incorporated by reference to any Exchange Act filings by Enterprise Products Partners, L.P., the Commission file number for Enterprise is 1-14323.